SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934





Date of Report (Date of earliest event reported): July 23, 1999


                          The Stanley Works
                           (Exact name of registrant as specified in charter)


  Connecticut                     1-5224                        06-058860
(State or other                 (Commission                 (IRS Employer
jurisdiction of                 File Number)                Identification No.)
incorporation)



1000 Stanley Drive, New Britain, Connecticut            06053
(Address of principal executive offices)               (Zip Code)



Registrant's telephone number, including area code:(860) 225-5111




                         Not Applicable
   (Former name or former address, if changed since last report)









                       Exhibit Index is located on Page 4

                                Page 1 of 5 Pages



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         Item 5.  Other Events.


                  1. On July 23, 1999, the Registrant issued cautionary statements relating to certain forward looking statements made at a presentation to analysts. Attached as Exhibit (20)(i) is a copy of the cautionary statements.



         Item 7.  Financial Statements and Exhibits.


          (c)  20(i)  Cautionary statements under the Private
                      Securities Litigation Reform Act of 1995.





































                        Page 2 of 5 Pages


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                                    SIGNATURE




Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                          THE STANLEY WORKS



Date: July 23, 1999             By:       Stephen S. Weddle
                                Name:     Stephen S. Weddle
                                Title:    Vice President,
                                          General Counsel and
                                          Secretary
































                                Page 3 of 5 Pages



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                                  EXHIBIT INDEX

                           Current Report on Form 8-K
                               Dated July 23, 1999



                  Exhibit No.                    Page
                  20(i)                            5










































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                                                                   Exhibit 20(i)

                              CAUTIONARY STATEMENTS
           Under the Private Securities Litigation Reform Act of 1995

         Certain  statements  made in a presentation to analysts today regarding
(1) the projected revenue from the sale of new products and (2) the projected revenue growth for Mac Tools and the storage business are forward looking. These forward looking statements are based on assumptions of future events that may not prove to be accurate and, therefore, certain risks and uncertainties are inherent in the company's ability to realize the expectations contained in them.

         The achievement of the expected revenue from the sale of new products will depend on the company's ability to successfully commercialize new products, the acceptance of those products in the marketplace and the company's ability to satisfy demand for the new products.

         The achievement of revenue growth in Mac Tools is dependent upon several factors. These include the company's ability to (i) develop sales in new markets, (ii) slow or eliminate sales force attrition, (iii) improve candidate screening, (iv) recruit new employees and distributors, (v) improve comparable sales for existing trucks and (vi) successfully implement systems changes and outsourcing necessary to solve Year 2000 issues. The achievement of revenue growth in the storage business depends in part on increased toolbox sales as a by product of Mac Tools growth and in part from the growth of the ZAG business. The company's ability to achieve its growth goals for ZAG will depend on continued success with new products, expansion of new sales channels and product markets and expanded access to external manufacturing capacity to keep up with demand.

         The company's ability to achieve the goals outlined above will also be affected by external factors that may occur during the remainder of this year. These include pricing pressures and other changes within competitive markets; the continued consolidation of customers in consumer channels; increasing global competition; changes in trade, monetary and fiscal policies and laws; inflation; currency exchange fluctuations and the impact of dollar/foreign currency exchange rates on the competitiveness of products; and recessionary or expansive trends in the economies of the world in which the company operates.




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